UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1.	Investment Company Act File Number: 811-23067

2.	Date of Notification: December 7, 2020

3.	Exact name of Investment Company as specified in registration statement: RiverNorth Specialty Finance Corporation

4.	Address of principal executive office: (number, street, city, state, zip code)

RiverNorth Specialty Finance Corporation

325 North LaSalle Street

Suite 645

Chicago, IL 60654

5.	Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Marcus L. Collins
Marcus L. Collins
Secretary

December 7, 2020

Dear RiverNorth Specialty Finance Corporation Shareholder,

As you may know, the RiverNorth Specialty Finance Corporation (the "Fund") is required to make a repurchase offer to its common shareholders each quarter. While the Fund is required to make the repurchase offer, shareholders are not required to take any action. The purpose of the enclosed letter is to communicate the required quarterly repurchase offer. If you do not wish to sell shares at this time, please disregard this notice.

The purpose of these quarterly repurchase offers is to provide common shareholders with access to their assets and a degree of liquidity. The repurchase offer period will begin on December 7, 2020 and end on January 6, 2021.

If you wish to redeem shares and purchased them through an investment adviser, broker or financial consultant ("intermediaries"), please contact your intermediary for assistance on how to redeem.

All Redemption Requests must be submitted to and received by the Fund by 5:00 p.m., Eastern Time, on January 6, 2021 to be effective. Please allow an appropriate amount of time for your Redemption Request to reach the Fund.

For details of the offer and terms, please refer to the attached Repurchase Offer document.

Sincerely,

RiverNorth Specialty Finance Corporation

/s/ Marcus L. Collins

Marcus L. Collins

Secretary

RIVERNORTH SPECIALTY FINANCE CORPORATION

REPURCHASE OFFER

1. The Offer. RiverNorth Specialty Finance Corporation (formerly known as RiverNorth Marketplace Lending Corporation) (the "Fund") is offering to repurchase, for cash, up to five (5%) of its issued and outstanding shares at a price equal to the net asset value ("NAV") as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide an additional level of liquidity to shareholders. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's prospectus and statement of additional information.

2. Net Asset Value. The NAV of the Fund on November 30, 2020 was $18.06 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Redemption Request. The current NAV may be obtained by calling 844.569.4750 and asking for the most recent price. The Fund's common shares are traded on the New York Stock Exchange under the ticker symbol RSF.

3. Repurchase Request Deadline. All Redemption Requests must be received in proper form by 5:00 p.m., Eastern Time, on January 6, 2021. Please allow an appropriate amount of time for your Redemption Request to reach the Fund. Repurchased shares must be delivered to the Fund within two (2) days of the Repurchase Request Deadline.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on January 6, 2021 (the "Repurchase Pricing Date"). This may be higher or lower than the NAV on the date on which you return your Redemption Request.

5. Payment for Shares Repurchased. The Fund expects to make payments for all shares repurchased the day following the Repurchase Pricing Date. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, if your Shares are held for you by your broker-dealer, or for your retirement plan by your retirement plan trustee or otherwise by a nominee, such person may charge a transaction fee for submitting a repurchase request for you.

6. Increase in Number of Shares Repurchased. Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase an additional two percent (2%) or if more than seven percent (7%) of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. In the event of a pro rata repurchase, fractional shares will be rounded down to the nearest whole share. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all shares that you tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly redemptionoffers.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 5:00 p.m., Eastern Time, on January 6, 2021.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board, including a majority of the independent Directors, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV; and

•	For any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

10. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the investment manager, the transfer agent, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the investment manager, the transfer agent, nor any person or entity is or will be obligated to insure that your financial consultant, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Directors makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

If you purchased shares of the Fund through an investment adviser, broker or financial consultant, please contact them for additional information about this offer.